Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Loss before income taxes consisted of (in thousands):

	Year Ended December 31,
	2024	2023	2022
Domestic	$(25,933)	$(46,847)	$(39,077)
Foreign	15,427	14,906	16,036
Loss before income taxes	$(10,506)	$(31,941)	$(23,041)
Income Tax Expense (Benefit)
Funko, Inc. is taxed as a corporation and pays corporate federal, state and local taxes on income allocated to it from FAH, LLC based upon Funko, Inc.’s economic interest held in FAH, LLC. FAH, LLC is treated as a pass-through partnership for income tax reporting purposes. FAH, LLC’s members, including the Company, are liable for federal, state and local income taxes based on their share of FAH, LLC’s pass-through taxable income and loss.
The components of the Company’s income tax expense (benefit) consisted of the following (in thousands):

	Year Ended December 31,
	2024	2023	2022
Current income taxes:
Federal	$—	$5,574	$(4,766)
State and local	94	71	1,629
Foreign	4,771	3,728	2,750
Current income taxes	$4,865	$9,373	$(387)
Deferred income taxes:
Federal	$(57)	$105,236	$(11,227)
State and local	—	17,888	(5,945)
Foreign	(244)	—	(242)
Deferred income taxes	(301)	123,124	(17,414)
Income tax expense (benefit)	$4,564	$132,497	$(17,801)
A reconciliation of income tax expense (benefit) from operations computed at the U.S. federal statutory income tax rate to the Company’s effective income tax rate are as follows:

	Year Ended December 31,
	2024	2023	2022
Expected U.S. federal income taxes at statutory rate	21.0%	21.0%	21.0%
State and local income taxes, net of federal benefit	(3.5)	(56.2)	20.2
Foreign taxes	(34.2)	(9.3)	(9.9)
Foreign tax credit	—	—	11.7
Foreign deferred tax	—	—	0.0
Non-deductible expenses	(4.7)	(0.9)	(2.1)
Change in valuation allowance	(3.9)	(340.5)	47.2
Non-controlling interest	(0.7)	(6.8)	2.6
Share-based compensation	(11.0)	(1.6)	(19.8)
Return to provision	1.0	(23.8)	4.9
Other, net	(7.4)	3.3	1.5
Income tax expense	(43.4)%	(414.8)%	77.3%
The Company's annual effective tax rate in 2024 is different than the statutory rate of 21% due to the valuation allowance and foreign taxes. The Company’s annual effective tax rate in 2023 is different than the statutory rate of 21% due to the valuation allowance. The Company's annual effective tax rate for 2022 is different than the statutory rate of 21%, primarily due to a partial release of the valuation allowance, the limitation on deductions of future share based compensation pursuant to Section 162(m) of the Internal Revenue Code (the "Code"), and the fact that Company is not liable for income taxes on the portion of FAH, LLC’s earnings that are attributable to non-controlling interests.
Deferred Income Taxes
The significant items comprising deferred tax assets and liabilities is as follows (in thousands):

	December 31,
	2024	2023
Deferred tax assets:
Investment in partnership	$82,486	$79,989
Tax receivable agreement liability	—	2,150
Stock-based compensation	7,266	6,790
Foreign tax credit	62	62
Section 163(j) interest	9,149	6,348	(1)
Other carryforwards	218	146
Net operating loss carryforward	33,424	34,867
Gross deferred tax assets	132,605	130,352
Valuation allowance	(132,605)	(130,352)
Deferred tax assets, net of valuation allowance	—	—
Deferred tax liabilities:
Property and equipment	(542)	(402)
Gross deferred tax liabilities	(542)	(402)
Net deferred tax assets	$(542)	$(402)
(1) The prior years' Section 163(j) interest deferred tax asset has been disaggregated from investment in partnership to conform to current-year presentation.
The Company's federal net operating loss carryforward of $28.5 million at December 31, 2024 is indefinite. The Company's state net operating loss carryforward of $4.9 million at December 31, 2024, have various expiration dates based on jurisdiction, ranging from tax years ending 2034 to 2044. The Company's other carryforwards, primarily related to charitable contributions at December 31, 2024, expire in the tax years ending 2028 and 2029.
The Company evaluates its ability to realize deferred tax assets on a quarterly basis and establishes a valuation allowance when it is more likely than not that all or a portion of a deferred tax asset may not be realized. Based on the Company's assessment as of December 31, 2024, the Company determined that based on all the available evidence, including the Company’s three-year cumulative pre-tax loss position, it is not more likely than not that the results of operations will generate sufficient taxable income to realize its deferred tax assets and retained a full valuation allowance. During the year ended December 31, 2023, the Company established a full valuation allowance of $123.2 million against its deferred tax assets and recognized a corresponding increase to tax expense in the consolidated statements of operations and comprehensive (loss) income in the year ended December 31, 2023. The Company released $11.0 million valuation allowance during the year ended December 31, 2022, related to a discrete benefit on the outside basis deferred tax asset.
Uncertain Tax Positions
The Company regularly evaluates the likelihood of realizing the benefit from income tax positions that we have taken in various federal, state and foreign filings by considering all relevant facts, circumstances and information available. If the Company determines it is more likely than not that the position will be sustained, a benefit will be recognized at the largest amount that we believe is cumulatively greater than 50% likely to be realized.
There are no unrecognized tax benefits for uncertain tax positions for the three years ended December 31, 2024, 2023 and 2022.
Interest and penalties related to income tax matters are classified as a component of income tax expense (benefit). As of December 31, 2024, and 2023, we have not recorded any interest or penalties as the amounts were not material. Unrecognized tax benefits are recorded in other long-term liabilities on the consolidated balance sheets.
Other Matters
The Company files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. The Company is subject to U.S. federal, state, and local income tax examinations by tax authorities for years after 2020 and subject to examination for all foreign income tax returns for fiscal 2024 and 2023. There were no open tax examinations at December 31, 2024.
Tax Receivable Agreement
The Company is party to the Tax Receivable Agreement with FAH, LLC and each of the Continuing Equity Owners and certain transferees of the Continuing Equity Owners that have been joined as parties to the Tax Receivable Agreement (such parties, "TRA Parties") that provides for the payment by the Company to the Continuing Equity Owners under certain circumstances. See Note 13, "Liabilities under Tax Receivable Agreement.